EXHIBIT 24

                                POWER OF ATTORNEY

     WHEREAS, the Board of Directors of USG Corporation (the "Corporation") has approved the filing of a Registration Statement on Form S-8 relating to shares of the Corporation's common stock issuable in connection with grant awards under the Corporation's Omnibus Management Incentive Plan (the "Registration Statement");

     NOW, THEREFORE, KNOW ALL MEN BY THESE PRESENTS, that each person whose name appears below constitutes and appoints William C. Foote, Richard H. Fleming, and Dean H. Goossen and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement, and any or all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

     This power of attorney has been signed as of the 13th day of August, 1997, by the following persons:


/s/ Robert L. Barnett                       /s/ David W. Fox
-------------------------                   -------------------------
Robert L. Barnett                           David W. Fox
Director                                    Director


/s/ Keith A. Brown                          /s/ Philip C. Jackson, Jr.
-------------------------                   --------------------------
Keith A. Brown                              Philip C. Jackson, Jr.
Director                                    Director


/s/ W.H. Clark                              /s/ Marvin E. Lesser
-------------------------                   --------------------------
W.H. Clark                                  Marvin E. Lesser
Director                                    Director


/s/ James C. Cotting                        /s/ John B. Schwemm
-------------------------                   --------------------------
James C. Cotting                            John B. Schwemm
Director                                    Director


/s/ Lawrence C. Crutcher                    /s/ Judith A. Sprieser
-------------------------                   --------------------------
Lawrence C. Crutcher                        Judith A. Spreiser
Director                                    Director


/s/ W. Douglas Ford
-------------------------
W. Douglas Ford
Director